                       NEW COVENANT FUNDS      Prospectus
                       TREASURY MONEY FUND April 28, 2007
                       Classic Shares

           Advised by the
           Bank of New York

           As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUND

 5  BNY Hamilton Treasury Money Fund


SERVICES PROVIDED

 9  Services Provided


ACCOUNT POLICIES

10  Daily NAV Calculation

10  Distribution (12b-1) Plan

10  Distributions and Tax Considerations

11  Purchasing and Redeeming Classic Shares

12  Abusive Trading

13  Investment Advisor

13  Portfolio Manager

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 TREASURY MONEY FUND

     CUSIP Number: Classic Shares 05561M747
     Ticker Symbol: BYCXX

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.

The Fund also invests in repurchase agreements that are fully collateralized by U.S. Treasury obligations to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given U.S. Treasury security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because it cannot sell the securities at the agreed-upon time and price or the

                                               BNY Hamilton Treasury Money Fund
securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.

Annual total returns
(%) as of 12/31/06
------------------------------------------------------------------
                                           [CHART]

 2000       2001       2002      2003      2004     2005     2006
------     ------     ------    ------    ------   ------   ------
 5.56%      3.42%      1.03%     0.43%     0.59%    2.39%    4.30%


Best Quarter: Q3 '00 +1.45%  Worst Quarter: Q1 '04 +0.07%

                   Average annual total returns (%) as of 12/31/06*
                   -------------------------------------------------

                                                          Since
                                                        Inception
                                    1 Year   5 Years   (4/30/99)/1/
                   -------------------------------------------------
                   Classic Shares    4.30     1.74        2.67

*Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

             Fee table
             -----------------------------------------------------

                                                           Classic
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             -----------------------------------------------------
             Management fee                                 0.07
             Distribution (12b-1) fees                      0.25
             Servicing fee                                  0.30
             Other expenses                                 0.08

             Total annual operating expenses                0.70

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   72     224     390     871

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------
/1/ Classic Shares of the Fund commenced operations on 4/30/99.

                                               BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Classic Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                    Year Ended December 31,
                                                          -------------------------------------------
Classic Shares                                            2006          2005     2004     2003     2002
---------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         1.00        1.00     1.00     1.00     1.00
                                                          -------     -------  -------  -------  -------
Gain from investment operations:
  Net investment income/(a)/                                0.042       0.024    0.006    0.004    0.010
Dividends:
  Dividends from net investment income                     (0.042)     (0.024)  (0.006)  (0.004)  (0.010)
                                                          -------     -------  -------  -------  -------
Net asset value at end of year                               1.00        1.00     1.00     1.00     1.00
                                                          -------     -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/    4.30        2.39     0.59     0.43     1.03

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       471,111     356,438  297,459  353,307  288,290
Ratio of expenses to average net assets                      0.70        0.71     0.71     0.72     0.73
Ratio of net investment income to average net assets         4.25        2.41     0.57     0.42     1.03

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Treasury Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Fund has entered into servicing agreements with certain institutions (shareholder organizations), including the New Covenant Funds, that invest in Classic Shares of the Fund for their customers. Under these agreements, the institutions provide support services to their customers, and the Fund, in turn, pays the institutions 0.25% (annualized) of the average daily NAV of its customers' Classic Shares.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Classic Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the Fund

Some shareholder organizations may charge their customers additional fees for their services connected with investments in the Fund. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

Fee waivers The Fund's service providers normally pay all expenses in connection with the performance of their services, while the Fund pays its own operating expenses. During the course of the Fund's fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain Fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Fund before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

QUARTERLY STATEMENTS

Shareholders receive quarterly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

                                                              Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION

The Treasury Money Fund calculates its net asset value per share (NAV) at 5:00 p.m. Eastern time, on each business day (Monday through Friday), although the Fund may not do so on a day when no purchase or redemption orders are received. Dividends and expenses accrue daily. The Fund uses the amortized cost method to value its securities. When market prices are not available, the Fund will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

If the Fund (or its designee) accepts your order by the Fund's cut-off time (normally 5:00 p.m. Eastern time), we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day's price.

The Fund may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern time. When the NYSE closes before the Fund's cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. The Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after the Fund closes will be effective the following business day.

DISTRIBUTION (12b-1) PLAN

The directors have adopted a 12b-1 distribution plan with respect to the Classic Shares of the Fund. The plan permits the Fund to reimburse the Distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Classic Shares.

These fees are paid out of fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Classic Shares of the Fund will be determined immediately before calculation of NAV each business day. Classic Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Classic Shares of the Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. The Fund automatically pays distributions in the form of additional Fund shares. Notify the New Covenant Funds in writing to:

.. choose to receive distributions in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in the Fund, and uncashed checks will be

Account Policies
cancelled and reinvested at the Fund's share price as of the day of cancellation.

                  Type of Distribution     Federal Tax Status
                  -------------------------------------------
                  Dividends from net        ordinary income
                  investment income
                  Short-term capital gains  ordinary income

The Fund does not expect to realize long-term capital gains or losses. Distributions from the Fund are expected to be primarily ordinary income from dividends.

The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Fund may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax advisor regarding your own particular tax situation.

PURCHASING AND REDEEMING
CLASSIC SHARES


                 Minimum investment requirements
                 ----------------------------------------------

                                   Minimum    Minimum
                                   Initial   Continuing Minimum
                 Account type    Investments Investment balance
                 ----------------------------------------------
                 IRA                $250        $ 25      N/A
                 Regular Account    $500        $100     $500
                 Automatic
                  Investment
                  Program           $500        $ 50      N/A

*Customers of the New Covenant Funds (one of the Fund's shareholder organizations) are subject to a $500 initial investment minimum for their accounts held through the New Covenant Funds.

Investors holding Fund shares in accounts through the New Covenant Funds who wish to transmit requests to open an account, add to an existing account or sell shares of the Fund by mail or to make an investment by wire should follow the instructions set forth below:

 - Mail your request
   By U.S. Mail to:
   New Covenant Funds
   Attn: Shareholder Services
   PO Box 182959
   Columbus, Ohio 43218-2959

   By Overnight Courier to:
   New Covenant Funds
   Attn: Shareholder Services
   3435 Stelzer Road
   Columbus, Ohio 43219

 - By Wire:
   To make an investment in the Fund or to add to an existing account by wire, call 877-835-4531 for instructions.

Fund shares are redeemed at the next NAV per share calculated after the New Covenant Funds receives the purchase order. The Fund does not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the Fund. The Fund does not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into the Fund. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at 877-835-4531 at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the New Covenant Funds in writing if you want to disable telephone transactions.

Once an account through the New Covenant Funds has been opened with a minimum investment of $500, you can make additional purchases of shares with the automatic withdrawal of monies from your bank account.


                                                               Account Policies

The Fund does not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received by the New Covenant Funds before the close of business. In order for the Advisor to manage the Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $3 million.

Reserved rights: The Fund reserves the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Fund's transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Checkwriting privileges Checkwriting privileges are available by request to investors holding Fund shares in accounts held through the New Covenant Funds. The minimum check amount is $100 with a maximum amount of $5,000,000. There is no fee for writing checks, but the New Covenant Funds will charge for stop payments or overdrafts. You cannot close your account by writing a check.

The New Covenant Funds reserve the right to impose a fee or terminate this service upon notice to shareholders.

ABUSIVE TRADING

We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. The Board of Directors of the Fund has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a BNY Hamilton Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in


Account Policies
multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the Transfer Agent and the Transfer Agent will forward a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.

On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified, whether by not allowing the investor to make additional purchases (including exchanges from other Funds), by closing particular accounts and/or, if the Advisor believes that a broker-dealer is facilitating abusive activity, by refusing to take trades from that broker-dealer.

The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Fund will monitor aggregate trading in known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

The Fund does not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts.

INVESTMENT ADVISOR

The investment advisor of the Fund is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $103 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $113 billion in investments for institutions and individuals.

Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Fund. In return for these services, the Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly at an annual rate of 0.07% of average daily net assets. The Fund's semiannual report to shareholders, covering the period from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Fund approved the continuance of the Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.

PORTFOLIO MANAGER

Sammi P. Joseph is a vice president of the Advisor and has managed the Fund since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO] NEW COVENANT
  MUTUAL FUNDS

Annual and Semi-Annual Reports
These include commentary from the fund manager on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the fund's securities and a report from the fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

Portfolio Holdings
The fund will provide a full list of its holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarterend, and its top ten holdings 15 days or more after calendar quarter-end. A description of the fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

Statement of Additional Information (SAI)
The SAI contains more detailed disclosure on features and policies of the fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.


You can obtain the SAI free of charge, make inquiries or request other information about the fund by contacting your dealer or:
New Covenant Funds Distributor, Inc.
200 East Twelfth Street
Jeffersonville, IN 47130
877-835-4531

Information is also available from the SEC on the EDGAR database at www.sec.gov.

Copies of this information may be obtained by e-mail request to publicinfo@sec.gov, or by writing:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

For information on the operation of the SEC's public reference room where documents may be viewed and copied, call: 202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654

New Covenant Mutual Funds are sold
as New Covenant Funds.

NEW COVENANT FUNDS
TREASURY MONEY FUND
Classic Shares

ADVISED BY THE BANK OF NEW YORK
200 East Twelfth Street
Jeffersonville, IN 47130
                                                                   NCF 14-07-03